FORM 8-K - CURRENT REPORT

         (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (DateCENTURYlPROPERTIES FUNDrXXd) November 10, 1999
             (Exact name of registrant as specified in its charter)


             California                0-13408               94-2930770
    (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)          File Number)           Identification
                                                              Number)


         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code (864) 239-1000

                                      N/A
         (Former name or former address, if changed since last report)


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

Crabtree Office Center located in Raleigh, North Carolina, was sold by Century Properties Fund XX (the "Registrant") on November 10, 1999 to Bob L. Murray, an unrelated party, for $6,700,000

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(b)        Pro forma financial information.

The required pro forma financial information will be provided in the Registrant's annual report on Form 10-KSB for the year ended December 31, 1999.

(c)        Exhibits

           10.1 Purchase and Sale Contract between Registrant and Bob L. Murray, dated October 6, 1999.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CENTURY PROPERTIES FUND XX


                              By:  FOX PARTNERS III
                                   Its General Partner

                              By:  FOX CAPITAL MANAGEMENT CORPORATION
                                   Its Managing General Partner

                              By:  /s/ Patrick J. Foye
                                   Patrick J. Foye
                                   Executive Vice President


                              Date:November 24, 1999